EATON VANCE LARGE-CAP VALUE FUND
Supplement to
Prospectus dated May 1, 2013 and
Summary Prospectus dated May 1, 2013

Class B shares of Eaton Vance Large-Cap Value Fund are no longer available.

August 7, 2013

        7036-8/13  COMBEQPS